SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________


   Date of Report (Date of earliest event reported) September 19, 2002
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                  0-10822                      25-1229323
(State of other jurisdiction (Commission File Number)     (IRS Employer
 of incorporation)                                      Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (412) 429-0673

  _________________________________________________________
(Former name or former address, if changes since last report.)




Item 1.   Changes in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          The Company terminated its consulting contract with Fred E. Cooper. The Company and Mr. Cooper entered into the contract when Mr. Cooper resigned as an officer and director in July 2002 in order for him to provide transitional assistance to the new CEO. That transitional assistance has been completed, and the Company terminated the contract.

Item 6.   Resignations of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Not Applicable

Item 8.   Change in Fiscal Year.
          Not applicable

Item 9.   Regulation FD Disclosure.
          Not applicable


SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Stan Cottrell
                                            Stan Cottrell, CEO, Director




DATED:  September 23, 2002